              ------------------------------------------------------------------
                                                   SALOMON BROTHERS

                                                   2008 WORLDWIDE DOLLAR
                                                   GOVERNMENT TERM TRUST INC

                                                   SEMI-ANNUAL REPORT
                                                   January 31, 2001

                                           -------------------------------------
                                               SALOMON BROTHERS ASSET MANAGEMENT
                                               ---------------------------------

AMERICAN STOCK TRANSFER & TRUST COMPANY
40 WALL STREET
NEW YORK, NEW YORK 10005

                                                                 PRSRT-STD
                                                                U.S. POSTAGE
                                                                    PAID
                                                             STATEN ISLAND, NY
                                                                 PERMIT NO.
                                                                    169
                                                                 SBGSEMI 1/01

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

February 28, 2001

Dear Shareholders:

We are pleased to provide this semi-annual report for Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc ("Trust") as of January 31, 2001. Included is a market commentary and the unaudited statements of the Trust's investments and the unaudited financial statements for the six months ended January 31, 2001.

During the six months ended January 31, 2001, the net asset value ("NAV") of the Trust increased from $9.75 per share to $10.06 per share. Dividends from net investment income totaling $0.55 per share were paid during the period. Assuming the reinvestment of these dividends in additional shares of the Trust, the NAV return for the six months ended January 31, 2001, was 9.00%. In comparison, the JP Morgan Emerging Market Bond Index Plus (EMBI+)(1) and the Salomon Smith Barney Mortgage Index ("SSB Mortgage Index")(2) returned 9.16% and 8.19%, respectively, for the same period.

EMERGING MARKETS DEBT SECURITIES

Emerging markets debt(3) returned 9.16% for the six months ended January 31, 2001, as measured by the EMBI+. Improving economic and credit fundamentals, supportive global liquidity and the entrance of new investors drove the EMBI+ return. This improved technical position helped the asset class decouple from other spread(4) markets as it outperformed most financial assets, especially U.S. and European high-yield and global equities in 2000.

More recently the market received a boost as the U.S. Federal Reserve Board ("Fed") changed its focus from inflation to weakness in the U.S. economy and commenced easing interest rates. The Fed eased interest rates 100 basis points(5) in January 2001 bringing overnight rates to 5.50%. The Fed's change of opinion was necessitated by evidence that U.S. economic growth slowed considerably in recent months.

During the period, oil prices, an important driver of value in the emerging debt markets, continued to remain at high levels. Russia, Venezuela and Mexico are major oil producers and benefited from rising oil prices. Prices fluctuated during the period, ranging from a low of

---------------

(1)The EMBI+ is a total return index that tracks the traded market for U.S. dollar-denominated Brady and other similar sovereign restructured bonds traded in the emerging markets. Please note that an investor cannot invest directly in an index.
(2)The SSB Mortgage Index is a broad-based unmanaged index of mortgage-backed securities. Please note that an investor cannot invest directly in an index.
(3)Investing in emerging markets debt entails greater risk than investing in domestic and/or investment-grade fixed-income securities, due to political, social or economic changes in the governmental authorities that issue such debt. A governmental obligor may default on its obligations, which would have negative impact on the Fund's ability to pay dividends and the value of the Fund's shares. Investment-grade bonds are those rated Aaa, Aa, A and Baa by Moody's Investors Service, Inc. or AAA, AA, A and BBB by Standard & Poor's Ratings Service, or that have an equivalent rating by any nationally recognized statistical rating organization, or are determined by the portfolio manager to be of equivalent quality.
(4)Spread is the difference between yields on securities of the same quality but different maturities or the difference between yields on securities of the same maturity but different quality.
(5)A basis point is 0.01% or one one-hundredth of a percent.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

$25.30 to a high of $34.01. Prices ended the period at $28.66. We believe oil prices are likely to moderate in 2001. Stable or slightly weaker oil prices may be a modest benefit for the oil importers, without significantly undermining the very strong external and fiscal performance of the major oil exporters.

Return volatility(6) for emerging markets debt remained substantially below year-earlier levels. The decline in volatility is a function of reduced leverage(7) in the market coupled with expanded investor interest in the asset class. During the twelve-month period ended January 31, 2001, return volatility for the EMBI+ totaled 8.31%, substantially below the historical average volatility of approximately 17%.

Ecuador returned 38.43% for the period, as measured by the EMBI+, dominating individual country performance. Eight countries outperformed the EMBI+ return of 9.16%. Ecuador completed its debt restructuring of defaulted Brady bonds,(8) exchanging them for two issues of global bonds during the period. The relatively fast resolution of this Brady bond default surprised the market and drove Ecuador's returns. In addition, the Paris Club(9) granted Ecuador a standard rescheduling of U.S. $880 million of bilateral debt. Ecuador continues to face a number of economic and political challenges. President Noboa has developed a good working relationship with the International Monetary Fund ("IMF"), an important factor that has been missing in recent years. We believe Ecuador's budget forecasts seem realistic, and are not based on sustained high oil prices. We think the country still needs comprehensive tax reforms to improve its overall fiscal health.

Russia returned 9.25% for the period, as measured by the EMBI+. During the period, sustained high oil prices drove Russia's economy. Every $1 increase in the price of oil increases Russia's total annual export revenues by approximately $1 billion. Russia's hard currency reserves doubled from 1999 levels to end 2000 in excess of $26 billion. This reserve position substantially strengthens Russia's credit quality. The Russian Federation Council approved the 2001 budget in the fourth quarter of 2000. The budget is conservative and the London Club(10) financing received in August 2000 makes Russia's 2001 debt service obligations very manageable. We remained overweighted in Russia throughout 2000.

Venezuela returned 9.25% for the period, as measured by the EMBI+. During the period oil price strength continued to drive the Venezuelan economy as fiscal and external accounts have shown marked improvement on year earlier levels. A clear measure of the positive impact that rising oil prices have had on Venezuelan credit quality is the level of international reserves. The stock of international reserves, approximately $23 billion, exceeds the stock of external debt. One further promising figure for 2000 was the lowest reported inflation figure in fourteen years, 13.4%, down from 20% in 1999. We believe the country continues to be an

---------------

 (6)Return volatility is the standard deviation of monthly returns over the period being measured.
 (7)Leverage is the percentage of debt in relation to equity in an organization's capital structure.
 (8)Brady bonds are public issues, U.S. dollar denominated bonds of developing countries, mainly Latin America, that were exchanged, in a restructuring, for commercial bank loans in default.
 (9)The Paris Club is the official group of sovereign lenders who have extended credit to sovereign governments.
(10)The London Club is the official group of creditors lending to emerging market governments.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

attractive credit at current spread levels, trading at approximately 130 basis points over the EMBI+. During the period we maintained overweighted in Venezuelan debt instruments.

Brazil returned 11.05% for the period, as measured by the EMBI+. During the period Brazilian government officials made substantial progress in dealing with the country's debt problems and this continues to be at the core of Brazil's solid success. The Central Bank eased the SELIC or overnight lending rate by 75 basis points in the fourth quarter of 2001 to 15.75% as it maintained its neutral bias. Brazil remains a likely Standard & Poor's Ratings Service upgrade candidate in 2001. During the period on a spread duration(11) basis we maintained our neutral stance to the EMBI+ in Brazil.

Mexico returned 8.68% for the period, slightly trailing the EMBI+ return. Mexico had an extremely eventful second half of the year with the election of the first-ever non-PRI party president and the country was upgraded to investment-grade credit quality by Moody's Investors Service, Inc. The fourth quarter of 2000 was dominated by political events as Vincente Fox was sworn in as president and completed the formation of his cabinet. The appointment of Gil Diaz as minister of finance was especially well received by the market. The Mexican economy benefited from rising oil prices as reflected in its overall levels of growth and fiscal strength. Mexico's progress and its sound fundamentals have been widely recognized by the market. Mexican debt currently trades approximately 380 basis points over the EMBI+.

The market closed the six-month period ended January 31, 2001 with spreads at 674 basis points over U.S. Treasuries, relatively unchanged for the period. Emerging markets performed very well in the third quarter of 2000, however, the global economic slowdown in the industrial world in the fourth quarter restricted returns. We remain optimistic on the long-term outlook for emerging markets debt.

MORTGAGE-BACKED SECURITIES

Mortgage securities performed well over the past six months and for the full year 2000. For the six months ended January 31, 2001, mortgage securities as measured by the SSB Mortgage Index, posted a return of 8.19%. For the twelve months ended January 31, 2001, the SSB Mortgage Index returned 13.89%. Mortgages performed strongly in 2000 due to a decline in interest rates and a strong demand from bond investors for highly rated assets. Most of the mortgage market consists of bonds that are issued by Government National Mortgage Association ("Ginnie Mae"), Federal National Mortgage Association ("Fannie Mae"), and Federal Home Loan Mortgage Corporation ("Freddie Mac").(12) These institutions are agencies
---------------
(11)Duration is a common gauge of the price sensitivity of a fixed income asset or portfolio to a change in interest rates.
(12)Ginnie Mae obligations are pass-through mortgage-backed securities consisting of a pool of residential mortgage loans. All payments of principal and interest are passed through to investors each month. Fannie Mae obligations are securities consisting mostly of mortgages backed by the Federal Housing Administration. These obligations also include some nongovernment backed mortgages. Freddie Mac obligations are mortgage-backed securities, issued in minimum denominations of $25,000, that are packaged, guaranteed and sold by the Federal Home Loan Mortgage Corporation.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

of the U.S. government and therefore the bonds they issue have an implicit government guarantee. The Trust held 49% of its assets in mortgage securities as of January 31, 2001, of which 100% are issued by Ginnie Mae, Fannie Mae or Freddie Mac.

                                      ***

In a continuing effort to provide timely information concerning the Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc., shareholders may call 1-888-777-0102 (toll free), Monday through Friday from 8:00 a.m. to 6:00 p.m. EST for the Trust's portfolio holdings and allocations. For information concerning Salomon Brothers 2008 Worldwide stock account, please call American Stock Transfer & Trust Company at 1-800-937-5449 (1-718-921-8200) if you are calling from within New York City).

Thank you for investing in the Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc.

Sincerely,

/s/ HEATH B. MCLENDON
HEATH B. MCLENDON
Chairman and President

/s/ PETER J. WILBY
PETER J. WILBY
Executive Vice President

/s/ ROGER M. LAVAN
ROGER M. LAVAN
Executive Vice President

/s/ THOMAS K. FLANAGAN
THOMAS K. FLANAGAN
Executive Vice President

THE INFORMATION PROVIDED IN THIS LETTER REPRESENTS THE OPINION OF THE MANAGERS AND IS NOT INTENDED TO BE A FORECAST OF FUTURE EVENTS, A GUARANTEE OF FUTURE RESULTS NOR INVESTMENT ADVICE. FURTHER, THERE IS NO ASSURANCE THAT CERTAIN SECURITIES WILL REMAIN IN OR OUT OF THE TRUST OR THE PERCENTAGE OF THE TRUST'S ASSETS HELD IN VARIOUS SECTORS WILL REMAIN THE SAME. PLEASE REFER TO PAGES 5 THROUGH 8 FOR A LIST AND PERCENTAGE BREAKDOWN OF THE TRUST'S HOLDINGS. ALSO, PLEASE NOTE ANY DISCUSSION OF THE TRUST'S HOLDINGS IS OF JANUARY 31, 2001 AND IS SUBJECT TO CHANGE.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited)

January 31, 2001


        FACE
      AMOUNT             SECURITY                                                         VALUE
-----------------------------------------------------------------------------------------------
SOVEREIGN BONDS -- 42.2%
ARGENTINA -- 7.7%
                     Republic of Argentina:
$ 56,000,000         Discount Bond, Series L-GL, 7.5625% due 3/31/23 (a)(b)......  $ 44,240,000
   8,760,000         Par Bond, Series L-GP, 6.000% due 3/31/23 (b)...............     6,301,725
                                                                                   ------------
                                                                                     50,541,725
                                                                                   ------------
BRAZIL -- 9.8%
                     Federal Republic of Brazil:
  35,450,000         Discount Bond, Series Z-L, 7.625% due 4/15/24 (a)(b)........    27,961,187
     464,000         Global Bond, 14.500% due 10/15/09...........................       534,528
  27,214,000         Global Bond, 11.000% due 8/17/40 (b)........................    23,233,953
  17,450,000         Par Bond, Series Z-L, 6.000% due 4/15/24 (b)................    12,378,594
                                                                                   ------------
                                                                                     64,108,262
                                                                                   ------------
BULGARIA -- 4.8%
                     Republic of Bulgaria:
  32,800,000         Discount Bond, Tranche A, 6.3125% due 7/28/24 (a)(b)........    25,563,500
   7,000,000         IAB, Series PDI, 6.3125% due 7/28/11 (a)(b).................     5,460,000
                                                                                   ------------
                                                                                     31,023,500
                                                                                   ------------
ECUADOR -- 1.1%
                     Republic of Ecuador:
     418,000         12.000% due 11/15/12........................................       305,767
  15,422,000         4.000% due 8/15/30 (a)(b)...................................     6,768,816
                                                                                   ------------
                                                                                      7,074,583
                                                                                   ------------
IVORY COAST -- 0.5%
                     Republic of Ivory Coast:
  14,000,000         FLIRB, due 3/29/18 (c)(d)...................................     1,540,000
  12,825,000         PDI Bond, due 3/29/18 (c)(d)................................     1,506,938
                                                                                   ------------
                                                                                      3,046,938
                                                                                   ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited) (continued)

January 31, 2001


        FACE
      AMOUNT             SECURITY                                                         VALUE
-----------------------------------------------------------------------------------------------
MEXICO -- 6.4%
                     United Mexican States:
$ 12,750,000         Discount Bond, Series A, 7.5325% due 12/31/19 (a)(b)
                         (including 19,614,000 rights)...........................  $ 12,861,563
     200,000         Discount Bond, Series D, 7.4475% due 12/31/19 (a)
                         (including 308,000 rights)..............................       201,750
   1,900,000         Par Bond, Series A, 6.250% due 12/31/19 (b)
                         (including 1,900,000 rights)............................     1,743,848
  29,600,000         Par Bond, Series B, 6.250% due 12/31/19 (b)
                         (including 29,600,000 rights)...........................    27,167,324
                                                                                   ------------
                                                                                     41,974,485
                                                                                   ------------
PANAMA -- 0.1%
     792,694         Republic of Panama, PDI Bond, 6.4375% due 7/17/16 (a)(e)....       634,155
                                                                                   ------------
PERU -- 1.5%
  23,000,000         Republic of Peru, Par Bond, 3.000% due 3/7/27 (a)(b)........     9,775,000
                                                                                   ------------
PHILIPPINES -- 1.8%
  14,500,000         Republic of the Philippines, Series B, 6.500% due 12/1/17
                         (b).....................................................    11,745,000
                                                                                   ------------
RUSSIA -- 0.6%
                     Republic of Russia Federation:
     350,000         8.750% due 7/24/05 (b)(f)...................................       292,688
   4,400,000         12.750% due 6/24/28 (b).....................................     3,973,750
                                                                                   ------------
                                                                                      4,266,438
                                                                                   ------------
VENEZUELA -- 7.9%
                     Republic of Venezuela:
  13,333,269         DCB, Series DL, 7.375% due 12/18/07 (a)(b)..................    11,324,945
  45,400,000         Discount Bond, Series W-A, 7.5625% due 3/31/20 (a)(b)
                         (including 324,156 warrants)............................    35,412,000
   2,100,000         Discount Bond, Series W-B, 7.5625% due 3/31/20 (a)(b)
                         (including 14,994 warrants).............................     1,638,000
   1,238,080         FLIRB, Series A, 7.625% due 3/31/07 (a)(b)..................     1,057,398
   2,500,000         Par Bond, Series W-A, 6.750% due 3/31/20 (b)................     1,923,438
                                                                                   ------------
                                                                                     51,355,781
                                                                                   ------------

                     TOTAL SOVEREIGN BONDS (Cost -- $248,624,215)................   275,545,867
                                                                                   ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited) (continued)

January 31, 2001


        FACE
      AMOUNT             SECURITY                                                         VALUE
-----------------------------------------------------------------------------------------------
MORTGAGE-BACKED SECURITIES -- 49.3%
                     Federal Home Loan Mortgage Corporation (FHLMC):
$ 50,000,000         7.000%, 30 Year (g)(h)......................................  $ 50,578,000
   1,588,304         Series 1599, Class D, 6.500% due 6/15/19 (PAC I/O)..........        19,393
   1,129,252         Series 1610, Class PH, 6.500% due 3/15/19 (PAC I/O).........        53,798
     122,811         Series 1617, Class PF, 6.500% due 6/15/18 (PAC I/O).........           352
   2,686,346         Series 2062, Class PL, 6.500% due 10/15/16 (PAC I/O)........       290,338
  11,577,500         Series 2075, Class IC, 6.500% due 7/15/16 (PAC I/O).........       969,494
   9,363,212         Series 2086, Class PK, 6.500% due 5/15/18 (PAC I/O).........       694,003
  15,485,000         Series 2098, Class IB, 6.000% due 11/15/02 (PAC I/O)........     1,508,971
                     Federal National Mortgage Association (FNMA):
 102,000,000         6.000%, 30 Year (g)(h)......................................    99,640,740
 128,000,000         7.000%, 30 Year (g)(h)......................................   129,399,040
  33,500,000         8.000%, 30 Year (g)(h)......................................    34,505,000
   1,380,569         Trust 1993-189, Class PH, 6.500% due 2/25/19 (REMIC) (PAC
                         I/O)....................................................        61,021
   5,098,952         Trust 1998-15, Class PJ, 6.500% due 2/18/21 (REMIC) (PAC
                         I/O)....................................................       559,803
   5,032,765         Trust 1998-44, Class IA, 6.500% due 7/18/16 (REMIC) (PAC
                         I/O)....................................................       466,009
   1,930,446         Trust 1998-44, Class JB, 6.500% due 2/18/08 (REMIC) (PAC
                         I/O)....................................................        20,198
   8,208,145         Trust 1998-58, Class PD, 6.500% due 3/25/21 (REMIC) (PAC
                         I/O)....................................................       918,441
  14,925,388         Trust 1998-63, Class IA, 6.000% due 10/25/23 (REMIC) (PAC
                         I/O)....................................................     1,743,823
   1,370,775         Trust 1998-68, Class I, 6.500% due 12/25/19 (REMIC) (PAC
                         I/O)....................................................       124,128
                                                                                   ------------

                     TOTAL MORTGAGE-BACKED SECURITIES (Cost -- $314,126,867).....   321,552,552
                                                                                   ------------
ZERO COUPON MUNICIPAL BONDS -- 4.1%
  11,200,000         Austin, Texas Utility System Revenue, Series A, due 11/15/08
                         (b).....................................................     7,991,984
                     Edinburg Texas Cons. Independent School District (b):
   1,845,000         Due 2/15/08.................................................     1,360,023
   2,705,000         Due 2/15/09.................................................     1,895,962
   5,470,000         Harris County, Texas, due 8/15/08 (b).......................     3,945,730
  10,535,000         Texas State Public Finance Authority Building Revenue, due
                         2/1/08 (b)..............................................     7,778,833
 ............         Westmoreland County, Pennsylvania (b):
2,665,000...         Series G, due 6/1/08........................................     1,943,771
   2,515,000         Series G, due 12/1/08.......................................     1,795,308
                                                                                   ------------

                     TOTAL ZERO COUPON MUNICIPAL BONDS (Cost -- $24,679,453).....    26,711,611
                                                                                   ------------

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
SCHEDULE OF INVESTMENTS (unaudited) (continued)

January 31, 2001


        FACE
      AMOUNT             SECURITY                                                         VALUE
-----------------------------------------------------------------------------------------------
REPURCHASE AGREEMENTS -- 4.4%
$ 12,558,000         J.P. Morgan Securities Inc., 5.550% due 2/1/01; Proceeds at
                         maturity -- $12,559,934; (Fully collateralized by U.S.
                         Treasury Bonds, 8.875% due 8/15/17; Market
                         value -- $12,809,148) (b)...............................  $ 12,558,000
  16,000,000         SBC Warburg Dillon Read Inc., 5.650% due 2/1/01; Proceeds at
                         maturity -- $16,002,509; (Fully collateralized by U.S.
                         Treasury Notes, 5.625% due 12/31/02; Market
                         value -- $16,320,596) (b)...............................    16,000,000
                                                                                   ------------

                     TOTAL REPURCHASE AGREEMENTS (Cost -- $28,558,000)...........    28,558,000
                                                                                   ------------

                     TOTAL INVESTMENTS -- 100% (Cost -- $615,988,535)............  $652,368,030
                                                                                   ============

--------------------------------------------------------------------------------

(a) Rate shown reflects current rate on variable rate instrument or instrument with step coupon rates.
(b) Segregated as collateral for mortgage dollar rolls/TBAs outstanding at year end.
(c)  Bond in default.
(d)  Non-income producing security.
(e) Payment-in-kind security for which part of the income earned is capitalized as additional principal.
(f) Security is exempt from registration under Rule 144A of the Securities Act of 1933. This security may be resold in transactions that are exempt from registration, normally to qualified institutional buyers.
(g)  Mortgage dollar roll (See Note 4).
(h)  Security is issued on a to-be-announced ("TBA") basis (See Note 5).

     Abbreviations used in this schedule:
     DCB    -- Debt Conversion Bond.
     FLIRB  -- Front Loaded Interest Reduction Bond.
     IAB    -- Interest in Arrears Bond.
     PAC I/O -- Planned Amortization Class -- Interest Only.
     PDI    -- Past Due Interest.
     REMIC -- Real Estate Mortgage Investment Conduit.
     TBA    -- To Be Announced Security.

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF ASSETS AND LIABILITIES
                                  (unaudited)

January 31, 2001

ASSETS:
  Investments, at value (Cost -- $615,988,535)..............  $652,368,030
  Cash......................................................           761
  Receivable for securities sold............................    25,198,003
  Interest receivable.......................................     9,061,300
                                                              ------------
  TOTAL ASSETS..............................................   686,628,094
                                                              ------------
LIABILITIES:
  Payable for securities purchased..........................   339,234,333
  Investment advisory fee payable...........................       173,995
  Administration fee payable................................        41,557
  Other liabilities.........................................        45,641
  Accrued expenses..........................................        98,451
                                                              ------------
  TOTAL LIABILITIES.........................................   339,593,977
                                                              ------------
  TOTAL NET ASSETS..........................................  $347,034,117
                                                              ============
NET ASSETS:
  Common stock ($0.001 par value, 200,000,000 shares
    authorized; 34,510,639 shares outstanding)..............  $     34,511
  Additional paid-in capital................................   323,533,363
  Undistributed net investment income.......................     8,500,863
  Accumulated net realized loss on investments..............   (21,414,115)
  Net unrealized appreciation of investments................    36,379,495
                                                              ------------
  TOTAL NET ASSETS..........................................  $347,034,117
                                                              ============
NET ASSET VALUE, PER SHARE ($347,034,117 / 34,510,639
  SHARES)...................................................        $10.06
                                                              ============

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENT OF OPERATIONS
                        (unaudited)

For the Six Months Ended January 31, 2001

INCOME:
  Interest..................................................  $20,812,060
                                                              -----------
EXPENSES:
  Investment advisory fee (Note 2)..........................    1,023,828
  Administration fee (Note 2)...............................      244,805
  Shareholder communications................................       47,428
  Custody...................................................       32,494
  Shareholder and system servicing fees.....................       29,308
  Listing fees..............................................       16,302
  Audit and legal fees......................................       15,251
  Directors' fees...........................................       12,775
  Other.....................................................        7,341
                                                              -----------
  TOTAL EXPENSES............................................    1,429,532
                                                              -----------
NET INVESTMENT INCOME.......................................   19,382,528
                                                              -----------
REALIZED AND UNREALIZED GAIN ON INVESTMENTS (NOTE 3):
  Net Realized Gain From Security Transactions..............    6,146,396
                                                              -----------
  Change in Net Unrealized Appreciation of Investments:
    Beginning of period.....................................   32,315,704
    End of period...........................................   36,379,495
                                                              -----------
  INCREASE IN NET UNREALIZED APPRECIATION...................    4,063,791
                                                              -----------
NET GAIN ON INVESTMENTS.....................................   10,210,187
                                                              -----------
INCREASE IN NET ASSETS FROM OPERATIONS......................  $29,592,715
                                                              ===========

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
STATEMENTS OF CHANGES IN NET ASSETS

For the Six Months Ended January 31, 2001 (unaudited)

and the Year Ended July 31, 2000

                                                                JANUARY 31      JULY 31
------------------------------------------------------------------------------------------
OPERATIONS:
    Net investment income...................................   $ 19,382,528   $ 32,907,590
    Net realized gain (loss)................................      6,146,396    (11,019,262)
    Increase in net unrealized appreciation.................      4,063,791     42,453,756
                                                               ------------   ------------
    INCREASE IN NET ASSETS FROM OPERATIONS..................     29,592,715     64,342,084
                                                               ------------   ------------
DISTRIBUTIONS TO SHAREHOLDERS FROM:
    Net investment income...................................    (18,904,928)   (32,339,921)
                                                               ------------   ------------
    DECREASE IN NET ASSETS FROM DISTRIBUTIONS TO
      SHAREHOLDERS..........................................    (18,904,928)   (32,339,921)
                                                               ------------   ------------
    INCREASE IN NET ASSETS..................................     10,687,787     32,002,163
NET ASSETS:
    Beginning of Period.....................................    336,346,330    304,344,167
                                                               ------------   ------------
    END OF PERIOD*..........................................   $347,034,117   $336,346,330
                                                               ============   ============
*Includes undistributed net investment income of:...........     $8,500,863     $8,023,263
                                                               ============   ============

--------------------------------------------------------------------------------
STATEMENT OF CASH FLOWS
                        (unaudited)

For the Six Months Ended January 31, 2001

CASH FLOWS PROVIDED BY OPERATING ACTIVITIES:
    Purchases of long-term portfolio securities.............  $(30,093,156)
    Proceeds from disposition of long-term portfolio
     securities and principal paydowns......................    51,573,609
    Net purchases of short-term portfolio securities........   (28,136,000)
                                                              ------------
                                                                (6,655,547)
  Net investment income.....................................    19,382,528
  Adjustment to reconcile net investment income to net cash
    provided by operating activities:
    Amortization of net premium/discount on investments.....    (2,670,643)
    Capitalized income on payment-in-kind securities........       (14,462)
    Net change in receivables/payables related to
     operations.............................................    (1,153,459)
                                                              ------------
  NET CASH FLOWS PROVIDED BY OPERATING ACTIVITIES...........     8,888,417
                                                              ------------
CASH FLOWS USED BY FINANCING ACTIVITIES:
  Decrease in dollar roll transactions (Note 4).............    10,016,773
  Cash dividends paid.......................................   (18,904,928)
                                                              ------------
  NET CASH FLOWS USED BY FINANCING ACTIVITIES...............    (8,888,155)
                                                              ------------
NET INCREASE IN CASH........................................           262
Cash, Beginning of Period...................................           499
                                                              ------------
CASH, END OF PERIOD.........................................  $        761
                                                              ============

--------------------------------------------------------------------------------
                       SEE NOTES TO FINANCIAL STATEMENTS.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited)

NOTE 1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

The Salomon Brothers 2008 Worldwide Dollar Government Term Trust Inc ("Trust") was incorporated in Maryland on May 24, 1993 and is registered as a non-diversified, closed-end, management investment company under the Investment Company Act of 1940, as amended. The Trust commenced operations on August 27, 1993. The investment objective of the Trust is to manage a portfolio of fixed income securities that will return $10 per share to investors on or about November 30, 2008 while providing high monthly income. No assurance can be given that the Trust's investment objective will be achieved.

The Trust will seek to achieve its investment objective by investing substantially all (at least 90%) of its assets, under normal conditions, in securities issued or guaranteed by the U.S. government, its agencies or instrumentalities, securities issued or guaranteed by foreign governments (sovereign bonds) and collateralized in full as to principal due at their maturity by U.S. government securities, and zero-coupon obligations of municipal issuers. The market prices of the securities in which the Trust invests are expected to fluctuate with changes in interest rates and the perceived credit quality of such assets. The Trust's investments in sovereign bonds may be affected by political, social, economic or diplomatic changes in such countries and the Trust's investment in such securities increases the risk that the Trust will return less than $10 per share in the year 2008. At January 31, 2001, a significant portion of the Trust's investments is in sovereign debt of emerging market countries. In addition, the Trust's investment in mortgage-backed securities is subject to the risk that rapid principal repayment, including prepayment, may have an adverse effect on the yield to maturity of such securities.

The following is a summary of significant accounting policies consistently followed by the Trust in the preparation of its financial statements. The policies are in conformity with generally accepted accounting principles ("GAAP"). The preparation of financial statements in accordance with GAAP requires management to make estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual amounts could differ from those estimates.

(a) SECURITIES VALUATION.   In valuing the Trust's assets, all securities for
which market quotations are readily available are valued (i) at the last sale price prior to the time of determination if there were a sale on the date of determination, (ii) at the mean between the last current bid and asked prices if there were no sales on such date and bid and asked quotations are available, and
(iii) at the bid price if there were no sales price on such date and only bid quotations are available. Publicly traded foreign government debt securities are typically traded internationally in the over-the-counter market, and are valued at the mean between the last current bid and asked price as of the close of business of that market. However, when the spread between bid and asked price exceeds five percent of the par value of the security, the security is valued at the bid price. The Trust values mortgage-backed and asset-backed securities and other debt securities on the basis of current market quotations provided by dealers or independent pricing services which use prices provided by market-makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

----------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

Short-term investments having a maturity of 60 days or less are valued at amortized cost, which approximates market value. Securities for which reliable quotations are not readily available are valued at fair value as determined in good faith by, or under procedures established by, the Board of Directors.

(b) INVESTMENT TRANSACTIONS.   Investment transactions are recorded on the trade
date. Realized gains and losses are calculated on the identified cost basis. Interest income is recorded on the accrual basis and the Trust accretes discount or amortizes premium on securities purchased using the effective interest method.

(c) FEDERAL INCOME TAXES.   The Trust has complied and intends to continue to
comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute sufficient taxable income to shareholders. Therefore, no federal income tax provision is required.

(d) DIVIDENDS AND DISTRIBUTIONS.   The Trust declares and pays dividends to
shareholders monthly from net investment income. Net realized gains, if any, in excess of loss carryovers are expected to be distributed annually. Dividends and distributions to shareholders are recorded on the ex-dividend date. The amount of dividends and distributions from net investment income and net realized gains are determined in accordance with federal income tax regulations, which may differ from GAAP. To the extent these differences are permanent in nature, such amounts are reclassified within the components of net assets. The Trust currently intends to retain, until the final liquidating distribution, income in an amount approximately equal to the tax-exempt income accrued on the zero-coupon obligations of municipal issuers in which it invests but in no event greater than 10% of the Trust's net investment income per year.

(e) REPURCHASE AGREEMENTS.   When entering into repurchase agreements, it is the
Trust's policy to take possession, through its custodian, of the underlying collateral and to monitor its value at the time the arrangement is entered into and during the term of the repurchase agreement to ensure that it equals or exceeds the repurchase price. In the event of default of the obligation to repurchase, the Trust has the right to liquidate the collateral and apply the proceeds in satisfaction of the obligation. Under certain circumstances, in the event of default or bankruptcy by the other party to the agreement, realization and/or retention of the collateral may be subject to legal proceedings.

(f) CASH FLOW INFORMATION.   The Trust invests in securities and distributes net
investment income and net realized gains which are paid in cash and may be reinvested at the discretion of shareholders. These activities are reported in the Statement of Changes in Net Assets and additional information on cash receipts and cash payments is presented in the Statement of Cash Flows. Accounting practices that do not affect reporting activities on a cash basis include carrying investments at value and amortizing premium or accreting discount on debt obligations.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

NOTE 2. MANAGEMENT AND ADMINISTRATION FEES AND OTHER TRANSACTIONS

The Trust has an Investment Advisory Agreement with Salomon Brothers Asset Management Inc

("Adviser"), a wholly-owned subsidiary of Salomon Brothers Holding Company Inc., which in turn is wholly owned by Salomon Smith Barney Holdings, Inc. ("SSBH"), pursuant to which the Adviser acts as the Trust's investment adviser and is responsible for the management of the Trust's portfolio in accordance with the Trust's investment objectives and policies and for making decisions to buy, sell, or hold particular securities.

The Trust pays the Adviser a monthly fee for its advisory services at an annual rate of 0.60% of the value of the Trust's average weekly net assets. Pursuant to an administrative agreement dated September 1, 1995, the Adviser serves as Administrator and Prudential Mutual Fund Management, Inc. as Sub-administrator ("Sub-administrator"). Under an amended Agreement, the Trust pays the Administrator a monthly fee at an annual rate of 0.15% of the value of the Trust's average weekly net assets up to $250 million and 0.125% of the value of such net assets in excess of $250 million for its services, out of which the Administrator pays the Sub-administrator eighty percent of such fees collected for its services.

At January 31, 2001, the Adviser owned 13,485 shares of the Trust.

NOTE 3. PORTFOLIO ACTIVITY AND FEDERAL INCOME TAX STATUS

During the six months ended January 31, 2001, the aggregate cost of purchases and proceeds from sales of investments (including principal paydowns, but excluding short-term securities) were as follows:

Purchases...................................................  $30,093,156
                                                              ===========
Sales.......................................................  $51,984,506
                                                              ===========

At January 31, 2001, the aggregate gross unrealized appreciation and depreciation of investments for Federal income tax purposes were substantially as follows:

Gross unrealized appreciation...............................  $43,275,843
Gross unrealized depreciation...............................   (6,896,348)
                                                              -----------
Net unrealized appreciation.................................  $36,379,495
                                                              ===========

NOTE 4. BORROWINGS

DOLLAR ROLLS.   The Trust enters into dollar rolls in which the Trust sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon and maturity) securities to settle on a specified future date. During the roll period, the Trust forgoes principal and interest paid on the securities. The Trust is compensated by a fee paid by the counterparty. Dollar rolls are accounted for as financing arrangements; the fee is accrued into interest income ratably over the term of the

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
NOTES TO FINANCIAL STATEMENTS (unaudited) (continued)

dollar roll and any gain or loss on the roll is deferred and realized upon disposition of the rolled security.

At January 31, 2001, the Trust had outstanding net contracts to repurchase mortgage-backed securities of $314,036,330 for a scheduled settlement of February 12, 2001. The average monthly balance of dollar rolls outstanding during the six months ended January 31, 2001 was $263,710,000. Counterparties with dollar rolls outstanding in excess of 10% of net assets at January 31, 2001 included J.P. Morgan Chase & Co. ($115,161,719) and Bear Stearns Cos. ($128,993,125).

NOTE 5. SECURITIES TRADED ON A TO-BE-ANNOUNCED BASIS

The Trust trades securities on a to-be-announced ("TBA") basis, primarily in connection with its dollar roll activity. In a TBA transaction, the Trust commits to purchasing or selling securities which have not yet been issued by the issuer. Securities purchased on a TBA basis are not settled until they are delivered to the Trust, normally 15 to 45 days later. Beginning on the date the Trust enters into a TBA transaction, securities are segregated in the amount of the TBA transaction. These transactions are subject to market fluctuations and their current value is determined in the same manner as for other securities.

At January 31, 2001, the Trust held TBA securities with a total cost of $307,470,509.

NOTE 6. CAPITAL LOSS CARRYFORWARD

At July 31, 2000, the Trust had, for Federal income tax purposes, approximately $16,129,000 of unused capital loss carryforwards available to offset future capital gains expiring July 31, 2008. To the extent that these carryforward losses are used to offset capital gains, it is probable that the gains so offset will not be distributed.

NOTE 7. EVENTS SUBSEQUENT TO JANUARY 31, 2001

Subsequent to January 31, 2001, the Board of Directors of the Trust declared dividends of $0.073 per common share payable February 23, 2001 and March 30, 2001 to shareholders of record on February 13, 2001 and March 13, 2001, respectively.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

-----------------------------------------------------------------------------
FINANCIAL HIGHLIGHTS

DATA FOR A SHARE OF COMMON STOCK OUTSTANDING THROUGHOUT EACH YEAR ENDED JULY 31, EXCEPT WHERE NOTED:


                                                             2001(1)      2000     1999      1998      1997     1996
---------------------------------------------------------------------------------------------------------------------
NET ASSET VALUE, BEGINNING OF PERIOD......................   $ 9.75      $ 8.82   $10.51    $ 11.16   $ 8.76   $ 7.57
                                                             ------      ------   -------   -------   ------   ------
INCOME (LOSS) FROM OPERATIONS:
  Net investment income...................................     0.56        0.95     0.96       0.91     1.00     0.94
  Net realized and unrealized gain (loss).................     0.30        0.92    (1.77)     (0.61)    2.31     1.12
                                                             ------      ------   -------   -------   ------   ------
  Total Income (Loss) From Operations.....................     0.86        1.87    (0.81)      0.30     3.31     2.06
                                                             ------      ------   -------   -------   ------   ------
LESS DISTRIBUTIONS FROM:
  Net investment income...................................    (0.55)      (0.94)   (0.88)     (0.95)   (0.91)   (0.87)
                                                             ------      ------   -------   -------   ------   ------
NET ASSET VALUE, END OF PERIOD............................   $10.06      $ 9.75   $ 8.82    $ 10.51   $11.16   $ 8.76
                                                             ======      ======   =======   =======   ======   ======
MARKET PRICE PER SHARE, END OF PERIOD.....................   $9.800      $9.000   $9.4375   $9.6875   $9.875   $8.625
                                                             ======      ======   =======   =======   ======   ======
TOTAL RETURN(2)...........................................    15.36%++     6.40%    7.08%      7.95%   26.20%   21.39%
RATIOS TO AVERAGE NET ASSETS:
  Expenses................................................     0.84%+      0.86%    0.87%      0.90%    0.93%    1.01%
  Net investment income...................................    11.35%+     10.15%   10.34%      8.38%   10.11%   11.27%
SUPPLEMENTAL DATA:
  Net assets, end of period (millions)....................     $347        $336      $304      $363     $385     $302
  Average net assets (millions)...........................     $338        $322      $321      $374     $340     $287
  Portfolio turnover rate.................................        6%          6%      37%        34%      30%      32%
  Asset coverage to dollar rolls outstanding,
    end of period.........................................      211%*       261%*    262%*      273%*    316%     320%
  Total mortgage dollar rolls outstanding,
    end of period (millions)..............................     $314        $208      $188      $209     $178     $137

--------------------------------------------------------------------------------

(1)  For the six months ended January 31, 2001 (unaudited).
(2)  Total investment return is calculated assuming a purchase of common stock at the current market price on the first day
     and a sale at the current market price on the last day of
     each year reported. For purposes of this calculation,
     dividends are assumed to be reinvested at prices obtained
     under the Trust's dividend reinvestment plan and the broker commission paid to purchase or sell a share is excluded.
 ++  Total return is not annualized, as it may not be
     representative of the total return for the year.
 +   Annualized.
 *   Securities have been segregated to cover all outstanding
     mortgage dollar rolls.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

-----------------------------------------------------------------
SELECTED QUARTERLY FINANCIAL INFORMATION
                                       (unaudited)

                                                                                            NET INCREASE
                                                                NET REALIZED AND            (DECREASE) IN
                                        NET INVESTMENT             UNREALIZED                NET ASSETS
                                            INCOME                 GAIN (LOSS)             FROM OPERATIONS
                                     ---------------------   -----------------------   -----------------------
                          TOTAL                     PER                       PER                       PER
  QUARTERLY PERIOD       INCOME        AMOUNT      SHARE        AMOUNT       SHARE        AMOUNT       SHARE
--------------------------------------------------------------------------------------------------------------
August 1, 1998
 to October 31, 1998   $ 8,054,107   $7,309,404    $0.21     $(45,868,771)   $(1.33)   $(38,559,367)   $(1.12)
November 1, 1998
 to January 31, 1999     9,266,981    8,530,558     0.25       (4,932,601)    (0.15)      3,597,957      0.10
February 1, 1999
 to April 30, 1999       9,514,167    8,766,158     0.25       25,700,672      0.75      34,466,830      1.00
May 1, 1999
 to July 30, 1999        9,157,752    8,584,358     0.25      (36,051,646)    (1.04)    (27,467,288)    (0.79)
July 31, 1999
 to October 29, 1999     9,186,826    8,530,115     0.24       16,418,596      0.48      24,948,711      0.72
October 30, 1999
 to January 31, 2000     8,573,396    7,856,918     0.23         (113,584)    (0.00)*     7,743,334      0.23
February 1, 2000
 to April 28, 2000       8,801,140    8,116,363     0.24       10,044,834      0.29      18,161,197      0.53
April 29, 2000
 to July 31, 2000        9,127,837    8,404,194     0.24        5,084,648      0.15      13,488,842      0.39
August 1, 2000
 to October 31, 2000    11,197,122   10,462,087     0.30       (6,085,296)    (0.17)      4,376,791      0.13
November 1, 2000
 to January 31, 2001     9,614,938    8,920,441     0.26       16,295,483      0.47      25,215,924      0.73


                           DIVIDENDS AND
                           DISTRIBUTIONS         SHARE PRICE
                       ----------------------   --------------
                                       PER
  QUARTERLY PERIOD       AMOUNT       SHARE     HIGH    LOW
---------------------  ---------------------------------------
August 1, 1998
 to October 31, 1998   $ 7,557,830    $0.219     9 13/16 7 3/4
November 1, 1998
 to January 31, 1999     7,557,831     0.219     9 5/8   8 11/16
February 1, 1999
 to April 30, 1999       7,557,831     0.219     9 7/16  9 1/16
May 1, 1999
 to July 30, 1999        7,557,830     0.219     9 1/2   9 3/16
July 31, 1999
 to October 29, 1999     7,557,830     0.219     9 9/16  8 9/16
October 30, 1999
 to January 31, 2000     9,666,430     0.280     8 7/8   7 3/4
February 1, 2000
 to April 28, 2000       7,557,830     0.219     8 3/8   7 13/16
April 29, 2000
 to July 31, 2000        7,557,831     0.219     9       8
August 1, 2000
 to October 31, 2000     7,557,830     0.219     9 9/16  8 5/8
November 1, 2000
 to January 31, 2001    11,347,098     0.329     9 13/16 8 7/8

--------------------------------------------------------------------------------

*    Amount represents less than $0.01 per share.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
ADDITIONAL SHAREHOLDER INFORMATION(unaudited)

On November 7, 2000, the Annual Meeting of the Trust's Stockholders was held for the purpose of voting on the following matters:

     1. The election of Daniel P. Cronin to serve until the year 2003; and

     2. The ratification of the selection of PricewaterhouseCoopers LLP as the Trust's independent accountants for the fiscal year ending July 31, 2001.

The results of the vote on Proposal 1 were as follows:

                      SHARES VOTED   % OF SHARES   SHARES VOTED    % OF SHARES
 NAME OF DIRECTORS        FOR         VOTED FOR      AGAINST      VOTED AGAINST
-------------------------------------------------------------------------------
Daniel P. Cronin       31,814,634       99.2%        262,977           0.8%

The results of the vote on Proposal 2 were as follows:

             % OF SHARES                    % OF SHARES      VOTES     % OF SHARES
VOTES FOR     VOTED FOR    VOTES AGAINST   VOTED AGAINST   ABSTAINED    ABSTAINED
----------------------------------------------------------------------------------
31,742,412      99.0%         121,502          0.4%         213,697       0.6%

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

--------------------------------------------------------------------------------
DIVIDEND REINVESTMENT PLAN  (unaudited)

Pursuant to certain rules of the Securities and Exchange Commission, the following additional disclosure is provided.

Pursuant to the Trust's Dividend Reinvestment Plan (the "Plan"), stockholders may elect to have all distributions automatically reinvested by American Stock Transfer & Trust Company (the "Plan Agent") in Trust Shares pursuant to the Plan. Each registered Stockholder will receive from the Trust, as soon as practicable, an authorization card to be signed and returned if the Stockholder elects to participate in the Plan. Stockholders who do not participate in the Plan will receive all distributions in cash paid by check in dollars mailed directly to the stockholder by the custodian, as dividend disbursing agent. In the case of stockholders, such as banks, brokers or nominees, that hold Shares for others who are the beneficial owners, the Plan Agent will administer the Plan on the basis of the number of Shares certified from time to time by the stockholders as representing the total amount registered in such stockholders' names and held for the account of beneficial owners who are participants in the Plan. Investors that own shares registered in the name of a bank, broker-dealer or other nominee should consult with such nominee as to the participation in the Plan through such nominee, and may be required to have their shares registered in their own names in order to participate in the Plan.

The Plan Agent serves as agent for the stockholders in administering the Plan. After the Trust declares a dividend or determines to make a capital gain distribution, the Plan Agent will, as agent for the participants, receive the cash payment and use it to buy Trust Shares in the open market, on the New York Stock Exchange or elsewhere, for the participants' accounts. The Trust will not issue any new shares in connection with the Plan.

The Plan Agent maintains all stockholder accounts in the Plan and furnishes written confirmations of all transactions in an account, including information needed by stockholders for personal and tax records. Shares in the account of each Plan participant will be held by the Plan Agent in the name of the participant, and each stockholder's proxy will include those shares purchased pursuant to the Plan.

There is no charge to participants for reinvesting dividends or capital gains distributions. The Plan Agent's fees for the reinvestment of dividends and capital gains distributions will be paid by the Trust. However, each participant will pay a pro rata share of brokerage commissions incurred with respect to the Plan Agent's open market purchases in connection with the reinvestment of dividends and distributions. Brokerage charges for purchasing small amounts of stock for individual accounts through the Plan are expected to be less than the usual brokerage charges for such transactions because the Plan Agent will be purchasing stock for all participants in blocks and prorating the lower commission thus attainable.

The receipt of dividends and distributions under the Plan will not relieve participants of any federal income tax that may be payable on such dividends or distributions.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

-------------------------------------------------
DIVIDEND REINVESTMENT PLAN  (unaudited) (continued)

Experience under the Plan may indicate that changes are desirable. Accordingly, the Trust and the Plan Agent reserve the right to terminate the Plan as applied to any dividend or distribution paid subsequent to written notice of the termination sent to members of the Plan at least 30 days before the record date for such dividend or distribution. The Plan also may be amended by the Trust or the Plan Agent, but (except when necessary or appropriate to comply with applicable law, rules or policies of a regulatory authority) only by at least 30 days' written notice to participants in the Plan. All correspondence concerning the Plan should be directed to the Plan Agent at 40 Wall Street, 46th Floor, New York, New York 10005.

SALOMON BROTHERS 2008 WORLDWIDE DOLLAR GOVERNMENT TERM TRUST INC

-----------
DIRECTORS

CHARLES F. BARBER
      Consultant; formerly Chairman,
      ASARCO Incorporated

DANIEL P. CRONIN
      Vice President -- General Counsel,
      Pfizer International Inc.

HEATH B. MCLENDON
      Managing Director, Salomon Smith
        Barney Inc.
      President and Director, SSB Citi Fund
        Management LLC and Travelers
        Investment Advisors, Inc.

RIORDAN ROETT
      Professor and Director,
      Latin American Studies Program,
      Paul H. Nitze School of
      Advanced International Studies,
      Johns Hopkins University

JESWALD W. SALACUSE
      Henry J. Braker
      Professor of Commercial Law,
      The Fletcher School of Law & Diplomacy,
      Tufts University

---------
OFFICERS

HEATH B. MCLENDON
      Chairman and President

LEWIS E. DAIDONE
      Executive Vice President and Treasurer

PETER J. WILBY
      Executive Vice President

THOMAS K. FLANAGAN
      Executive Vice President

JAMES E. CRAIGE
      Executive Vice President

ROGER M. LAVAN
      Executive Vice President

ANTHONY PACE
      Controller

CHRISTINA T. SYDOR
      Secretary

    --------------------------
    SALOMON BROTHERS
    2008 WORLDWIDE DOLLAR
    GOVERNMENT TERM TRUST INC

          Seven World Trade Center
          New York, New York 10048

    INVESTMENT ADVISER AND ADMINISTRATOR
          Salomon Brothers Asset
            Management Inc
          Seven World Trade Center
          New York, New York 10048

    SUB-ADMINISTRATOR
          Prudential Mutual Fund
            Management, Inc.
          One Seaport Plaza
          New York, New York 10292

    CUSTODIAN
          PFPC Trust Company
          8800 Tinicum Blvd.
          Philadelphia, PA 19153

    TRANSFER AGENT
          American Stock Transfer & Trust
            Company
          40 Wall Street
          New York, New York 10005

    INDEPENDENT ACCOUNTANTS
          PricewaterhouseCoopers LLP
          1177 Avenue of the Americas
          New York, New York 10036

    LEGAL COUNSEL
          Simpson Thacher & Bartlett
          425 Lexington Avenue
          New York, New York 10017

    NEW YORK STOCK EXCHANGE SYMBOL
          SBG

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      Notice is hereby given in accordance with Section 23(c) of the
      Investment Company Act of 1940 that the Trust may purchase, from time to time, shares of its common stock at market prices.
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   This report is for stockholder information.
    This is not a prospectus intended for use in the purchase or sale of Trust shares.
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